UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Act of 1934

_______________________________

Date of Report (Date of earliest event reported): April 25, 2014

GARMIN LTD.

(Exact name of registrant as specified in its charter)

Switzerland	0-31983	98-0229227
(State or other	(Commission	(I.R.S. Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

Mühlentalstrasse 2

8200 Schaffhausen

Switzerland

(Address of principal executive offices)

Registrant’s telephone number, including area code: +41 52 630 1600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

________________________________________________________________________

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 25, 2014, the Board of Directors of Garmin Ltd. (the “Company”) approved an amendment to the Articles of Association to delete for administrative purposes a provision that provided the Company’s Board of Directors the power to increase the Company’s share capital by a stated amount no later than June 27, 2012. Because this power has expired, the Board of Directors approved an amendment to the Articles of Association to delete this provision. The amendment is effective as of April 25, 2014.

The foregoing description of the amendment to the Company’s Articles of Association is a summary and is qualified in its entirety by the text of the amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are furnished herewith.

	Exhibit No.	Description

	3.1	Text of Amendment to Articles of Association

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARMIN LTD.

Date: April 25, 2014	/s/ Andrew R. Etkind
Andrew R. Etkind
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Text of Amendment to Articles of Association